UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2024

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

777 N. Eldridge Parkway, Suite 1100

Houston, Texas 77079

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously announced, on June 9, 2024, Diamond Offshore Drilling, Inc., a Delaware corporation (“Diamond Offshore”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Noble Corporation plc, a public limited company organized under the laws of England and Wales (“Noble”), Dolphin Merger Sub 1, Inc., a Delaware corporation and indirect wholly owned subsidiary of Noble (“Merger Sub 1”), and Dolphin Merger Sub 2, Inc., a Delaware corporation and indirect wholly owned subsidiary of Noble (“Merger Sub 2”).

Under the Merger Agreement, Merger Sub 1 will merge with and into Diamond Offshore, with Diamond Offshore surviving as a wholly-owned indirect subsidiary of Noble (the “First Merger”), and the subsequent merger of Diamond Offshore, as the surviving entity in the First Merger, with and into Merger Sub 2, with Merger Sub 2 surviving as an indirect wholly-owned subsidiary of Noble (the “Second Merger” and, together with the First Merger, the “Mergers”)

Noble has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (the “Registration Statement”), which included a preliminary proxy statement/prospectus for the solicitation of proxies in connection with the Diamond Offshore special meeting of stockholders, to be held on August 27, 2024, to vote upon, among other things, matters necessary to complete the Mergers. The SEC declared the Registration Statement effective on July 25, 2024. Noble filed a final prospectus on July 25, 2024, and Diamond Offshore filed a definitive proxy statement/prospectus (the “definitive proxy statement/prospectus”) on July 25, 2024. Diamond Offshore commenced mailing of the definitive proxy statement/prospectus to its stockholders on or about July 25, 2024.

Litigation Related to the Mergers

As of the date hereof, Diamond Offshore has, to its knowledge, received a total of eleven demand letters from its purported stockholders (the “Demand Letters”) and three complaints have been filed with respect to the Mergers. The complaints are captioned as follows: Robert Lacoff v. Patrice Douglas, et al., Case No. 66568/2024 (N.Y.S.) (the “Lacoff Action”), Davis v. Diamond Offshore Drilling, Inc., et al., Case No. 654095/2024 (N.Y.S.) (the “Davis Action”), Lawrence v. Diamond Offshore Drilling, Inc., et al., Case No. 654113/2024 (N.Y.S.) (the “Lawrence Action”) (collectively referred to as the “Stockholder Actions”).

The Demand Letters and the Stockholder Actions allege that, among other things, the definitive proxy statement/prospectus contains certain disclosure deficiencies and/or incomplete information regarding the Mergers. It is possible that additional, similar demand letters or complaints may be received or filed or the Stockholder Actions may be amended. Although Diamond Offshore cannot predict the outcome of or estimate the possible loss or range of loss from these matters, Diamond Offshore and Diamond Offshore’s directors believe that the allegations contained in the Demand Letters and Stockholder Actions are without merit.

Diamond Offshore believes that no supplemental disclosures are required under applicable laws; however, in order to avoid the risk of the Demand Letters and the Stockholder Actions delaying the Mergers and minimize the expense of defending the Stockholder Actions, and without admitting any liability or wrongdoing, Diamond Offshore is voluntarily making certain disclosures below that supplement those contained in the definitive proxy statement/prospectus. These disclosures, and disclosures on certain other matters, are provided in this Current Report on Form 8-K. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein. To the contrary, Diamond Offshore specifically denies all allegations in the Demand Letters and the Stockholder Actions, including that any additional disclosure was or is required.

SUPPLEMENT TO THE DEFINITIVE PROXY STATEMENT/PROSPECTUS

This supplemental information to the definitive proxy statement/prospectus should be read in connection with the definitive proxy statement/prospectus, which should be read in its entirety. All page references are to pages in the definitive proxy statement/prospectus, and terms used below, unless otherwise defined, have the meanings set forth in the definitive proxy statement/prospectus. For clarity, new text within restated paragraphs from the definitive proxy statement/prospectus is highlighted with bold, underlined text, while deleted text is ~~bold, underlined and stricken-through~~.

The disclosure on page 59 of the definitive proxy statement/prospectus under the section titled “Background of the Transactions” is hereby supplemented by replacing the seventh paragraph with the following:

On May 7, 2024, the chief executive officer of Company E met with Mr. Wolford to express Company E’s interest in pursuing a potential acquisition of Diamond Offshore, including the perceived merits of any potential combination of the two companies, but no specific transaction terms were discussed or proposed by either party.

The disclosure beginning on page 80 of the definitive proxy statement/prospectus under the section titled “Illustrative Pro Forma Stock Price Analysis” is hereby supplemented by replacing the first paragraph with the following:

Illustrative Pro Forma Stock Price Analysis. Guggenheim Securities performed a market approach pro forma stock price analysis to calculate the value accretion / dilution implied by the merger consideration to the Diamond Offshore stockholders. The market approach pro forma stock price analysis compared the closing price of Diamond Offshore common stock on June 7, 2024 of $13.93 per share, the last full trading day prior to the execution of the merger agreement, to the implied value of the pro forma equity in the combined company held by Diamond Offshore stockholders after giving effect to the mergers. To calculate the implied value of the pro forma equity in the combined company after giving effect to the mergers, Guggenheim Securities calculated a pro forma enterprise value by adding (i) the enterprise value of Noble based on the closing price of Noble ordinary shares on June 7, 2024, the last full trading day prior to the execution of the merger agreement, (ii) the enterprise value of Diamond Offshore based on the closing price of Diamond Offshore common stock on June 7, 2024, the last full trading day prior to the execution of the merger agreement, and (iii) the approximately $100 million of run-rate EBITDA impact from annual cost synergies reflected in the Synergy Estimates, capitalized at a 4.1x multiple (which represented the blended EV / 2025E EBITDA multiple for Noble and Diamond Offshore based on the Diamond Offshore-Provided Financial Projections). Guggenheim Securities then derived an implied pro forma value per share of Noble ordinary shares by subtracting the estimated pro forma net debt of the combined company of $1,295 million as of January 1, 2025, as provided by Diamond Offshore management, and dividing by the estimated number of fully diluted shares outstanding of the pro forma combined company of 170.1 million, as prepared by Noble management and as discussed with, reviewed by and approved for Guggenheim Securities’ use by Diamond Offshore management, which resulted in an implied pro forma value per share of Noble ordinary shares of $43.72. Guggenheim Securities then multiplied the exchange ratio of 0.2316x provided for in the merger agreement by the implied pro forma per share value of Noble ordinary shares and added the $5.65 per share cash consideration provided for in the merger agreement to derive an implied pro forma stock price per share of Diamond Offshore common stock. The market approach pro forma stock price analysis reflected an implied pro forma price for the Diamond Offshore common stock of $15.78 per share, which reflected an implied value accretion per share of 13.3% to the holders of Diamond Offshore common stock.

The disclosure on page 86 of the definitive proxy statement/prospectus under the section titled “Selected Public Companies Analysis—Noble” is hereby supplemented by amending the first paragraph with the following:

TPH reviewed and analyzed certain financial information including market implied valuation multiples for Noble and ~~the following~~ companies with publicly traded equity securities and global oil and gas offshore contract drilling operations. The selected public companies and the financial data reviewed included the following:

Selected Public Companies Analysis – Noble

Company	EV / 2025E EBITDA	EV / 2026E EBITDA
Diamond Offshore Drilling, Inc. (Diamond Offshore Forecasts)	3.9x	3.7x
Diamond Offshore Drilling, Inc. (Wall Street Consensus Estimates)	4.5x	4.1x
Noble Corporation (Adjusted Noble Forecasts)	4.3x	4.0x

Noble Corporation (Wall Street Consensus Estimates)	4.9x	4.3x
Seadrill Limited	4.7x	3.6x
Transocean Ltd.	7.3x	6.8x
Valaris Limited	5.7x	4.2x

The disclosure beginning on page 86 of the definitive proxy statement/prospectus under the section titled “Selected Public Companies Analysis—Noble” is hereby supplemented by amending the fourth paragraph with the following:

Based on the ranges observed among the Noble selected public companies, TPH applied selected EV / EBITDA multiple ranges to the applicable Noble financial metrics, including both Wall Street consensus estimates and the Adjusted Noble Forecasts, to derive implied enterprise values for Noble. TPH then subtracted Noble’s estimated net debt of $321 million as of January 1, 2025, calculated based on Noble’s current net debt and subtracting Wall Street consensus estimates for post-dividend free cash flow for the final three quarters of 2024, from such enterprise values, and divided the resulting equity values by the number of fully-diluted shares outstanding for Noble of 145,508,415 as of January 1, 2025, as provided by Noble management, to derive implied per share prices for Noble ordinary shares. TPH applied a selected multiple range of 4.5x to 5.5x to Noble’s 2025E EBITDA, resulting in implied reference ranges per share of Noble ordinary shares of $39.23 to $48.44 and $46.14 to $56.66, based on Wall Street consensus estimates and the Adjusted Noble Forecasts, respectively. TPH applied a selected multiple range of 4.0x to 5.0x to Noble’s 2026E EBITDA, resulting in implied reference ranges per share of Noble ordinary shares of $39.54 to $49.97 and $44.07 to $55.39, based on Wall Street consensus estimates and the Diamond Offshore adjusted Noble forecasted financial information, respectively. These reference ranges were compared to the closing share price and 30-day VWAP of Noble ordinary shares as of June 7, 2024 of $42.60 and $45.53 per share, respectively.

The disclosure on page 87 of the definitive proxy statement/prospectus under the section titled “Life-of-Asset Discounted Cash Flow Analysis—Noble” is hereby supplemented by amending the second paragraph of the disclosure with the following:

TPH calculated estimates of Noble’s life-of-asset discounted cash flow value by adding the net present value of the cash flows generated by Noble’s fleet of drillships, semi-submersibles, CJ-70s and other jackups on a rig-by-rig basis, plus the net present value of non-allocated shorebased support and other cash flow items, in each case as provided by Diamond Offshore management. The total net present value of the discounted cash flows was used to derive a reference range of implied enterprise values for Noble. TPH then subtracted Noble’s estimated net debt of $173 million as of January 1, 2025, as prepared by Noble management and as discussed with, reviewed by and approved for TPH’s use by Diamond Offshore management, from such enterprise values, and divided the resulting equity values by the estimated number of fully-diluted shares outstanding for Noble of 145,508,415 as of January 1, 2025, as provided by Noble management, to derive a reference range of implied per share prices for Noble ordinary shares. TPH’s life-of-asset discounted cash flow analysis indicated an implied reference range per share of Noble ordinary shares of $47.31 to $52.21. This reference range was compared to the closing share price and 30-day VWAP of Noble ordinary shares as of June 7, 2024 of $42.60 and $45.53 per share, respectively.

The disclosure beginning on page 87 of the definitive proxy statement/prospectus under the section titled “Selected Public Companies Analysis—Diamond Offshore” is hereby supplemented by amending the first paragraph of the disclosure under the section titled “Selected Public Companies Analysis—Diamond Offshore” with the following:

TPH reviewed and analyzed certain financial information including market implied valuation multiples for Diamond Offshore and ~~the following~~ companies with publicly traded equity securities and global oil and gas offshore contract drilling operations. The selected public companies and the financial data reviewed included the following:

Selected Public Companies Analysis – Diamond Offshore

Company	EV / 2025E EBITDA	EV / 2026E EBITDA
Diamond Offshore Drilling, Inc. (Diamond Offshore Forecasts)	3.9x	3.7x

Diamond Offshore Drilling, Inc. (Wall Street Consensus Estimates)	4.5x	4.1x
Noble Corporation (Adjusted Noble Forecasts)	4.3x	4.0x
Noble Corporation (Wall Street Consensus Estimates)	4.9x	4.3x
Seadrill Limited	4.7x	3.6x
Transocean Ltd.	7.3x	6.8x
Valaris Limited	5.7x	4.2x

The disclosure beginning on page 87 of the definitive proxy statement/prospectus under the section titled “Selected Public Companies Analysis—Diamond Offshore” is hereby supplemented by amending the fourth paragraph with the following:

Based on the ranges observed among the Diamond Offshore selected public companies, TPH applied selected EV / EBITDA multiple ranges to the applicable Diamond Offshore financial metrics to derive implied enterprise values using Wall Street consensus estimates and the Diamond Offshore Forecasts. TPH then subtracted Diamond Offshore’s estimated net debt of $416 million as of January 1, 2025, calculated based on Diamond Offshore’s current net debt and subtracting Wall Street consensus estimates for free cash flow for the final three quarters of 2024, from such enterprise values, and divided the resulting equity values by the number of fully-diluted shares outstanding for Diamond Offshore of 106,282,879 as of January 1, 2025, as provided by Diamond Offshore management, to derive implied per share prices for Diamond Offshore common stock. TPH applied a selected multiple range of 4.0x to 5.5x to Diamond Offshore’s 2025E EBITDA, resulting in implied reference ranges per share of Diamond Offshore common stock of $12.55 to $18.73 and $14.51 to $21.62 based on Wall Street consensus estimates and the Diamond Offshore Forecasts, respectively. TPH applied a selected multiple range of 3.5x to 5.0x to Diamond Offshore’s 2026E EBITDA, resulting in implied reference ranges per share of Diamond Offshore common stock of $12.07 to $18.92 and $13.23 to $20.81, based on Wall Street consensus estimates and the Diamond Offshore Forecasts, respectively. These reference ranges were compared to the closing share price and 30-day VWAP of Diamond Offshore common stock as of June 7, 2024 of $13.93 and $14.03 per share, respectively, and the implied merger consideration of $15.52 per share based on the closing share price of Noble ordinary shares of $42.60 as of June 7, 2024 and the $5.65 per share cash consideration provided for in the merger agreement.

The disclosure beginning on page 88 of the Proxy Statement under the section titled “Life-of-Asset Discounted Cash Flow Analysis—Diamond Offshore” is hereby supplemented by amending the second paragraph with the following:

TPH calculated estimates of Diamond Offshore’s life-of-asset discounted cash flow value by adding the net present value of the cash flows generated by Diamond Offshore’s fleet of drillships and semi-submersibles on a rig-by-rig basis, plus the net present value of non-allocated corporate general and administrative expenses and other cash flow items, in each case as provided by Diamond Offshore management. The total net present value of the discounted cash flows was used to derive a reference range of implied enterprise values for Diamond Offshore. TPH then subtracted Diamond Offshore’s estimated net debt of $471 million as of January 1, 2025, as provided by Diamond Offshore management, from such enterprise values, and divided the resulting equity values by the estimated number of fully-diluted shares outstanding for Diamond Offshore of 106,282,879 as of January 1, 2025, as provided by Diamond Offshore management, to derive a reference range of implied per share prices for Diamond Offshore common stock. TPH’s life-of-asset discounted cash flow value analysis indicated an implied reference range per share of Diamond Offshore common stock of $16.10 to $18.08. This reference range was compared to the closing share price and 30-day VWAP of Diamond Offshore common stock as of June 7, 2024 of $13.93 and $14.03 per share, respectively, and the implied merger consideration of $15.52 per share based on the closing share price of Noble ordinary shares of $42.60 as of June 7, 2024 and the $5.65 per share cash consideration provided for in the merger agreement.

The disclosure beginning on page 89 of the definitive proxy statement/prospectus under the section titled “Discounted Cash Flow Accretion Analysis” is hereby supplemented by amending the first paragraph with the following:

TPH conducted an analysis comparing the implied value of Diamond Offshore common stock on a stand-alone basis, based on the Life-of-Asset Discounted Cash Flow Analysis – Diamond described above, to the illustrative per share value of Diamond Offshore common stock pro forma for the transactions based on a life-of-asset discounted cash flow analysis of the pro forma combined company and an assumed pro forma ownership interest in the combined company of 14.5% for Diamond Offshore stockholders based on the exchange ratio provided for in the merger agreement. TPH calculated an illustrative per share reference range of Diamond Offshore common stock pro forma for the transactions based on the pro forma unlevered cash flow forecasts consisting of (i) the stand-alone unlevered free cash flows of the Diamond Offshore Forecasts and the Adjusted Noble Forecasts, (ii) the estimated Synergies, (iii) the estimated costs to achieve the Synergies, and (iv) the estimated transaction costs relating to the transactions, in each case as provided by Diamond Offshore management. TPH then discounted the pro forma unlevered cash flow forecasts to present value using a selected discount rate range of 10.0% to 11.75%, based on an estimate of the combined company’s weighted average cost of capital, and subtracted the estimated value of the pro forma combined company’s net debt of $1,245 million as of January 1, 2025, excluding the impact of transaction expenses that are captured in pro forma cash flow, as provided by Diamond Offshore management. TPH divided the resulting equity value by the estimated fully diluted share count of the pro forma combined company of 170.1 million, as provided by Diamond Offshore management, and multiplied the implied per share value ranges from the foregoing calculations by the exchange ratio of 0.2316x and added the $5.65 per share cash merger consideration. This resulted in a reference range of implied per share values for Diamond Offshore stockholders’ interest in the pro forma combined company of $17.36 to $18.73, as compared to the per share values of Diamond Offshore common stock on a stand-alone basis, based on the Life-of-Asset Discounted Cash Flow Analysis – Diamond described above, of $16.10 to $18.08. At the midpoint of the implied reference ranges per share, this analysis indicated implied DCF value accretion of approximately 6% to Diamond Offshore stockholders as a result of the transactions.

The disclosure beginning on page 91 of the definitive proxy statement/prospectus under the heading “General” is hereby supplemented by amending the fifth paragraph under such heading with the following:

TPH acted as financial advisor to Diamond Offshore in connection with, and participated in certain negotiations leading to, the transactions. TPH expects to receive aggregate fees of approximately $11 million for its services, $2 million which became payable upon the rendering of its opinion and the principal portion of which is contingent upon the consummation of the transactions, and Diamond Offshore has agreed to reimburse certain of TPH’s expenses and indemnify TPH against certain liabilities arising out of its engagement. TPH disclosed to the Diamond Offshore Board that it previously provided investment banking and other financial services to Diamond Offshore on matters unrelated to the transactions including, during the past two years, acting as financial advisor to Diamond Offshore in connection with a potential acquisition transaction since May 2024 for which, if consummated, TPH would receive compensation. During the two years preceding the date of TPH’s opinion, TPH did not receive any fees for investment banking and other financial services from Diamond Offshore. TPH may provide investment banking or other financial services to any of the parties to the merger agreement or their respective equityholders or affiliates in the future. In connection with such investment banking or other financial services, TPH may receive compensation.

The disclosure beginning on page 98 of the definitive proxy statement/prospectus under the heading “Quantification of Equity Award Payments” is hereby supplemented by amending the first paragraph with the following:

For estimates of the amounts that would be payable to each of Diamond Offshore’s named executive officers on settlement of their unvested Diamond Offshore equity awards, see the section titled “—Transactions-Related Compensation” beginning on page 100. The estimated aggregate amount that would be payable to Jon L. Richards, Diamond Offshore’s sole executive officer who is not a named executive officer, in settlement of his 45,907 currently outstanding Diamond Offshore RSUs upon a qualifying termination of employment at the effective time is $700,082 and the estimated aggregate amount that would be payable to Mr. Richards in settlement of his 159,160 currently outstanding Diamond Offshore PSUs (which includes Diamond Offshore PSUs granted in 2021 for which the performance period ended as of June 30, 2024 but for which achievement of the performance metrics has not been determined as of the date hereof) upon a qualifying termination of employment at the effective time is $2,427,190. The estimated aggregate amount that would be payable to Diamond Offshore’s six non-employee directors in settlement of their Diamond Offshore RSU awards based on their aggregate of 62,153 currently outstanding unvested RSUs is $947,833. For additional detail regarding the allocation of such outstanding unvested RSUs, see the section titled “ —Security Ownership of Directors and Executive Officers” beginning on page 102. The amounts in this paragraph are determined using a per share price of Diamond Offshore common stock of $15.25 (which is the average closing price of a share of Diamond Offshore common stock over the first five business days following the first public announcement of the merger) and based on an assumed closing date of July 19, 2024.

The disclosure on page 99 of the definitive proxy statement/prospectus under the heading “New Compensation Arrangements with Noble” is hereby supplemented by amending the first paragraph with the following:

Any of Diamond Offshore’s executive officers who become officers or employees or who otherwise are retained to provide services to Noble or the surviving entity may, prior to, on, or following the closing, enter into new individualized compensation arrangements with Noble or its affiliates, including the surviving entity, and may participate in cash or equity incentive or other benefit plans maintained by Noble or its affiliates, including the surviving entity. As of the date of this proxy statement/prospectus, no new individualized compensation arrangements between Diamond Offshore’s executive officers and Noble or its affiliates ~~have been established~~relating to employment, compensation or benefits of Diamond Offshore’s executive officers following the consummation of the mergers (i) have been established or (ii) have otherwise been discussed, communicated or negotiated with Noble regarding employment, compensation or benefits of Diamond Offshore’s executive officers following the consummation of the mergers.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of U.S. federal securities laws, including Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act, of 1934, as amended. You can identify these statements and other forward-looking statements in this report by words such as “expects,” “continue,” “focus,” “intends,” “anticipates,” “plans,” “targets,” “poised,” “advances,” “drives,” “aims,” “forecasts,” “believes,” “approaches,” “seeks,” “schedules,” “estimates,” “positions,” “pursues,” “progress,” “may,” “can,” “could,” “should,” “will,” “budgets,” “possible,” “outlook,” “trends,” “guidance,” “commits,” “on track,” “objectives,” “goals,” “projects,” “strategies,” “opportunities,” “potential,” “ambitions,” “aspires” and similar expressions, and variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the pending transaction between Noble and Diamond (the “Transaction”), including the expected time period to consummate the Transaction, and the anticipated benefits (including synergies and free cash flow accretion) of the Transaction, and planned dividends. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Noble and Diamond, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to the risk that informal clearance by the Australian Competition & Consumer Commission is not obtained or is obtained subject to conditions that are not anticipated by Noble and Diamond; uncertainties as to whether the Transaction will be consummated on the anticipated timing or at all, or if consummated, will achieve its anticipated economic benefits; Noble’s ability to integrate Diamond’s operations in a successful manner and in the expected time period; the possibility that any of the anticipated benefits and projected synergies of the Transaction will not be realized or will not be realized within the expected time period; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; risks that the anticipated tax treatment of the Transaction is not obtained; unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; unexpected future capital expenditures; potential litigation relating to the Transaction that could be instituted against Noble or Diamond or their respective directors; the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the pendency or completion of Transaction on the parties’ business relationships and business generally; risks that the Transaction disrupts current plans and operations of Noble or Diamond, as well as the risk of disruption of Noble’s or Diamond’s management and business disruption during the pendency of, or following, the Transaction; changes in commodity prices; negative effects of the announcement of the Transaction, and the pendency or completion of the Transaction on the market price of Noble’s or Diamond’s common stock and/or operating results; rating agency actions and Noble’s and Diamond’s ability to access debt markets on a timely and affordable basis; decline in the price of oil or gas, reduced demand for oil and gas products and increased regulation of drilling and production, price competition and cyclicality in the offshore drilling industry, offshore rig supply, dayrates and demand for rigs, contract duration, renewal, terminations and repricing, national oil companies and governmental clients, contract backlog, customer and geographic concentration, operational hazards and risks, labor force unionization, labor interruptions and labor regulations, major natural disasters, catastrophic event, acts of war, terrorism or social unrest, pandemic, or other similar event, joint ventures as well as investments in associates, international operations and related mobilization and demobilization of rigs, operational interruptions, delays, upgrades, refurbishment and repair of rigs and any related delays and cost overruns or reduced payment of dayrates, impacts of inflation, renewal of insurance, protection of sensitive information, operational technology systems and critical data, the ability to attract and retain skilled personnel or the increased cost in doing so, supplier capacity constraints or shortages in parts or equipment, supplier production disruptions, supplier quality and sourcing issues or price increases, future mergers, acquisitions or dispositions of businesses or assets or other strategic transactions, hurricanes and windstorm damage, responding to energy rebalancing, non-performance of suppliers or third-party subcontractors, increasing attention to environmental, social and governance matters, including climate change; the effects of industry, market, economic, political or regulatory conditions outside of Noble’s or Diamond’s control; and the risks described in Part I, Item 1A “Risk Factors” of (i) Noble’s Annual Report on Form 10-K for the year ended December 31, 2023 and (ii) Diamond’s Annual Report on Form 10-K for the year ended December 31, 2023, and, in each case, in subsequent filings with the SEC. Other unpredictable or factors not discussed in this Current Report on Form 8-K could also have material adverse effects on forward-looking statements. Neither Noble nor Diamond assumes an obligation to update any forward-looking statements, except as required by law. You are cautioned not to place undue reliance on any of these forward-looking statements as they are not guarantees of future performance or outcomes and that actual performance and outcomes. These forward-looking statements speak only as of the date hereof. With respect to our capital allocation policy, distributions to shareholders in the form of either dividends or share buybacks are subject to the Board of Directors’ assessment of factors such as business development, growth strategy, current leverage and financing needs. There can be no assurance that a dividend will be declared or continued.

No Offer or Solicitation

This Current Report on Form 8-K relates to the Transaction between Noble and Diamond. This Current Report on Form 8-K is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, in any jurisdiction, pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, exchange or transfer of the securities referred to in this document in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Important Additional Information

In connection with the Transaction, Noble filed with the SEC the Registration Statement containing a preliminary proxy statement of Diamond and a preliminary prospectus of Noble (the “preliminary proxy statement/prospectus”). The Registration Statement was declared effective by the SEC on July 25, 2024. Noble filed a final prospectus on July 25, 2024, and Diamond filed a definitive proxy statement/prospectus on July 25, 2024. Diamond commenced mailing of the definitive proxy statement/prospectus to Diamond stockholders on or about July 25, 2024. The Transaction will be submitted to Diamond’s stockholders for their consideration at a special meeting on August 27, 2024. Noble and Diamond may also file other documents with the SEC regarding the Transaction. This document is not a substitute for the Registration Statement or the definitive proxy statement/prospectus that have been filed with the SEC or any other documents that Noble and Diamond may file with the SEC or send to shareholders of Noble and stockholders of Diamond in connection with the Transaction. INVESTORS AND SECURITY HOLDERS OF NOBLE AND DIAMOND ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION THAT HAVE BEEN FILED WITH THE SEC AND ALL OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT NOBLE AND DIAMOND, THE TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.

Investors and security holders will be able to obtain free copies of the Registration Statement and the definitive proxy statement/prospectus and all other documents filed or that will be filed with the SEC by Noble and Diamond through the website maintained by the SEC at http://www.sec.gov. Copies of documents filed with the SEC by Noble will be made available free of charge on Noble’s website at https://www.investors.noblecorp.com, under the “Investors” tab, or by directing a request to Investor Relations, Noble Corporation plc, 13135 Dairy Ashford, Suite 800, Sugar Land, Texas, 77478 , Tel. No. (713) 239-6507. Copies of documents filed with the SEC by Diamond will be made available free of charge on Diamond’s website at https://investor.diamondoffshore.com under the “Investor Relations” tab or by directing a request to Investor Relations, Diamond Drilling, Inc., 777 N. Eldridge Parkway, Suite 1100, Houston, Texas 77079, Tel. No. (281) 647-4035.

Participants in the Solicitation

Noble, Diamond, and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect to the Transaction.

Information about the directors and executive officers of Noble is set forth in: (i) Noble’s proxy statement for its 2024 annual meeting, including under the headings “Resolutions 1, 2 ,3, 4 ,5 ,6, 7 & 8” and “Compensation Discussion and Analysis,” filed with the SEC on April 10, 2024 and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1895262/000119312524091850/d807356ddef14a.htm, (ii) Noble’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Item

13. Certain Relationships and Related Transactions, and Director Independence,” filed with the SEC on February 23, 2024 and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/1895262/000162828024006622/ne-20231231.htm, (iii) Noble’s Current Report on Form 8-K filed with the SEC on March 15, 2024 and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/949039/000119312524068298/d810669d8k.htm and (iv) subsequent statements of changes in beneficial ownership on file with the SEC.

Information about the directors and executive officers of Diamond is set forth in Diamond’s proxy statement for its 2024 annual meeting, including under the headings “Election of Directors (Proposal No. 1),” “Compensation Discussion and Analysis,” “Executive Compensation,” and “Stock Ownership of Management and Directors,” filed with the SEC on March 28, 2024 and available at
https://www.sec.gov/ix?doc=/Archives/edgar/data/949039/000119312524080696/d882683ddef14a.htm, (ii) Diamond’s Annual Report on Form 10-K for the year ended December 31, 2023, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance,” “Item 11. Executive Compensation,” “Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Item 13. Certain Relationships and Related Transactions, and Director Independence,” filed with the SEC on February 28, 2024 and available at https://www.sec.gov/ix?doc=/Archives/edgar/data/949039/000095017024022282/do-20231231.htm and (iii) subsequent statements of changes in beneficial ownership on file with the SEC.

Additional information regarding the potential participants and their direct or indirect interests (by security holdings or otherwise) is set forth under the headings “Interests of Directors and Executive Officers of Diamond Offshore in the Transactions” on page 97, “Share Ownership of Directors, Executive Officers and Certain Beneficial Owners of Diamond Offshore” on page 102 and “Security Ownership of Directors and Executive Officers” on page 102 of the definitive proxy statement/prospectus filed by Diamond on July 25, 2024 and available at https://www.sec.gov/Archives/edgar/data/949039/000119312524184859/d849201ddefm14a.htm. Additional information may be included in other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMOND OFFSHORE DRILLING, INC.

/s/ David L. Roland
Name:	David L. Roland
Title:	Senior Vice President, General Counsel and Secretary

August 19, 2024